Exhibit 99.1

BOTTINI & BOTTINI, INC.

Francis A. Bottini, Jr. (SBN 175783)

fbottini@bottinilaw.com

Albert Y. Chang (SBN 296065)

achang@bottinilaw.com

Yury A. Kolesnikov (SBN 271173)

ykolesnikov@bottinilaw.com

7817 Ivanhoe Avenue, Suite 102

La Jolla, California 92037

Telephone: (858) 914-2001

Facsimile: (858) 914-2002

Attorneys for Derivative Plaintiff Mike Jones

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

MIKE JONES, derivatively on behalf	)	Case No. 15-cv-4170 BRO (JEMx)
of MEDBOX, INC.,	)	(Consolidated for pretrial purposes with
Plaintiff,	)	Case No. 15-cv-0426 BRO (JEMx))
)
vs.	)
)
GUY MARSALA, J. MITCHELL	)	NOTICE OF PENDENCY AND
LOWE, NED SIEGEL, JENNIFER	)	PROPOSED SETTLEMENT OF
S. LOVE, C. DOUGLAS	)	SHAREHOLDER DERIVATIVE
MITCHELL, PEJMAN VINCENT	)	ACTIONS
MEHDIZADEH, MATTHEW	)
FEINSTEIN, BRUCE BEDRICK,	)
and THOMAS IWANSKI,	)
Defendants,	)
- and -)
MEDBOX, INC., a Nevada	)
corporation,	)
Nominal Defendant.	)
)
)

NOTICE OF PENDENCY OF ACTION

TO:	ALL RECORD OR BENEFICIAL OWNERS OF COMMON STOCK OF MEDBOX, INC. (“MEDBOX”) AS OF FEBRUARY 18th, 2016:

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IT CONTAINS IMPORTANT INFORMATION ABOUT YOUR LEGAL RIGHTS.

THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE AND OTHER ACTIONS (THE “ACTIONS”) AND CLAIMS ASSERTED ON BEHALF OF MEDBOX, INC. (“MEDBOX” OR THE “COMPANY”).

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTIONS, SHAREHOLDERS OF MEDBOX WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

THESE ACTIONS ARE NOT “CLASS ACTIONS.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PURPOSE OF THIS NOTICE

This Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions (the “Notice”) is provided to Medbox stockholders pursuant to an order of the United States District Court for the Central District of California (the “Court”). This is not a solicitation from a lawyer.

The purpose of this Notice is to advise you that, pursuant to the Court’s Preliminary Approval and Scheduling Order,1 a hearing will be held on May 16th, 2016 at 1:30 p.m., before the Honorable Beverly Reid O’Connell, Courtroom 14, Spring Street Federal Building, 312 North Spring Street, Los Angeles, California, 90012-4701, (or at such a date and time as the Court may direct without further notice) (the “Settlement Hearing”) to determine whether: (i) the terms of a proposed settlement (the “Settlement”) of the Actions as described below are fair,

1 The capitalized terms used in this Notice and not otherwise defined are defined in the Stipulation of Settlement (the “Stipulation”) dated December 17, 2015, which is available on the website of Medbox at http://www.medbox.com at the investor relations page.

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reasonable, and adequate, and in the best interests of Medbox; (ii) the amount of Plaintiffs’ Counsel’s application for attorneys’ fees and expenses, as described below, is fair and reasonable; and (iii) the service awards to Plaintiffs, as described below, should be approved.

The terms and conditions of the proposed Settlement are summarized in this Notice and set forth in full in the Stipulation. You have an opportunity to be heard at this hearing.

The Court has not determined the merits of Plaintiffs’ claims or Defendants’ defenses. By this Notice, the Court does not express any opinion as to the merits of any claim or defense asserted by any party in the Actions.

BACKGROUND OF THE ACTIONS

Factual Background

Medbox is a Nevada corporation which provides specialized consulting services to the marijuana industry and sells associated patented products. The Company works with clients who seek to enter the medical and cultivation marijuana markets in those states where approved. Medbox offers turnkey solutions that assist with licensing and compliance, site selection, design and permitting, safety and security, along with full build-out and operational oversight. Medbox’s consulting solutions and technology create structure and process for clients and their respective businesses in this rapidly emerging sector.

Medbox was founded in 2010 by defendant Pejman Vincent Mehdizadeh (“Mehdizadeh”). From the founding of Medbox until March 2015, defendant Mehdizadeh was the Company’s majority shareholder. He controlled the business activities of Medbox until August of 2014.

On October 31, 2014, Medbox disclosed that: (a) a federal grand jury was investigating matters pertaining to Medbox and had issued a subpoena to the Company’s public accountant; and (b) a whistleblower had contacted the SEC alleging that defendant Mehdizadeh had engaged in insider trading and securities fraud. On November 12, 2014, the Company filed a Form 10-Q with the SEC which, among other things, confirmed that the SEC “is conducting an investigation pertaining to the Company and issued a subpoena.”

On March 9, 2015, the Company disclosed that it had completed its financial review and stated that it planned to file amended and restated Annual Reports on Form 10-K for the years 2012 and 2013; and Quarterly Reports on Form 10-Q for the first, second, and third quarters of 2014. As a result of such accounting, Medbox overstated its revenue by over $1.3 million during 2012, and $3 million during 2013.

NOTICE OF PENDENCY OF ACTION

In both years, the overstatement was greater than the Company’s total restated revenue during those periods.

Procedural Background

On June 3, 2015, Plaintiff Jones filed Jones v. Marsala, et al, Case No. 15-cv-4170 BRO (JEMx), a shareholder derivative action, in the United States District Court for the Central District of California, (the “Federal Court”), alleging claims for, inter alia, breach of fiduciary duty; abuse of control and breach the duties of honest services. The complaint asserted claims against officers and directors of Medbox. The following related derivative actions have also been filed asserting similar claims: (1) plaintiff Michael A. Glinter filed a complaint in Los Angeles Superior Court on February 20, 2015, Case No. BC573314; (2) plaintiff Robert J. Calabrese filed a complaint in Nevada federal court on March 10, 2015, Case No. 3:15-cv-00147; (3) plaintiff Tyler Gray filed a complaint in Nevada federal court on March 27, 2015, Case No. 3:15-cv-00185; (4) plaintiff Patricia Des Groseilliers filed a complaint in Nevada federal court on May 20, 2015, Case No. 15-cv-00270; (5) plaintiff Jennifer Scheffer filed a complaint in Nevada state court on Feb. 12, 2015, Case No. A-15-713877-B; and (6) plaintiff Kimberly Freeman filed a complaint in Nevada state court on July 20, 2015, Case No. A-15-721731.

THE SETTLEMENT DISCUSSIONS

Counsel for the Plaintiffs engaged in extensive efforts to resolve this matter. In August 2015, Plaintiffs, Medbox, and the Individual Defendants first discussed the possibility of reaching an informal resolution of this matter through mediation, and ultimately agreed to participate in a mediation before the Hon. Layn R. Phillips, Ret.

Plaintiffs, Medbox and the Individual Defendants participated in an all-day mediation before Judge Phillips on October 16, 2015. Substantial negotiations took place throughout the day, extensive drafts of settlement offers and counteroffers were exchanged, and the mediation continued well into the evening. Plaintiffs, Medbox, and the Individual Defendants reached agreement on terms for corporate governance reforms and began negotiations on an appropriate fee award. Plaintiffs, Medbox, and the Individual Defendants continued their negotiations well into the night and reached agreement on other material terms concerning the settlement shortly after 11:00 p.m., at which time a Memorandum of Understanding was signed.

SUMMARY OF SETTLEMENT TERMS

The Plaintiffs (on behalf of themselves and derivatively on behalf of Medbox), the Individual Defendants, and nominal defendant Medbox, by and through their respective counsel or attorneys of record, hereby stipulate and agree that, subject to approval by the Court, pursuant to Fed. R. Civ. P. 23.1, the Actions and the Released

NOTICE OF PENDENCY OF ACTION

Claims shall be finally and fully compromised, settled, and released, and the Actions shall be dismissed with prejudice, as to all Settling Parties, upon the terms and subject to the conditions set forth herein.

Medbox and the Board have agreed to enact the Corporate Governance Reforms (the “Reforms”) set forth at Exhibit A to the Stipulation of Settlement, and agree that the initiation, prosecution, pendency, and settlement of the Actions are the cause of the Reforms. Following the Court’s final approval of the Settlement, the Board shall take all necessary steps to adopt and implement the Reforms, to the extent that such Reforms have not already been adopted and implemented. The Reforms shall remain in place for no less than three years.

The Settling Parties agree that the Reforms have provided and will provide significant and material benefits to Medbox and Current Medbox Shareholders. In addition, the Board, exercising its independent business judgment, believes that the Settlement is in the best interests of Medbox and Current Medbox Shareholders.

The Settlement calls for Plaintiffs (on behalf of themselves, all Current Medbox shareholders and, derivatively, on behalf of Medbox) to release all Released Claims against the Released Persons, as defined in the Stipulation. The term “Released Claims” collectively means any and all claims and causes of action of every nature and description, whether known or unknown, whether arising under federal, state, common or foreign law, brought or that could be brought derivatively or otherwise by or on behalf of Medbox against any of the Released Persons (as defined in the Stipulation), that arise out of or related in any way to (a) the subject matter of the Actions; or (b) the facts alleged or that could have been alleged in any complaint filed in the Actions.

PLAINTIFFS’ COUNSEL’S POSITION CONCERNING SETTLEMENT

Plaintiffs’ Counsel believe that the Actions have substantial merit, and Plaintiffs’ entry into the Stipulation is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Actions. However, Plaintiffs and their counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and through possible appeals. Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs’ Counsel also have taken into account Medbox’s precarious financial condition and the Company’s representation that, absent a settlement of the derivative and class action litigation, Medbox would likely have had to declare bankruptcy.

Plaintiffs’ Counsel have conducted an extensive investigation including

NOTICE OF PENDENCY OF ACTION

reviewing and analyzing numerous corporate filings by the Company with the SEC, other related publicly available information, and non-public confirmatory discovery documents from Defendants. Plaintiffs’ Counsel also analyzed the Company’s corporate governance. Based on their thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Medbox and its shareholders. Based upon Plaintiffs’ evaluation, Plaintiffs have determined that the Settlement is in the best interests of Medbox and its shareholders and have agreed to settle the Actions upon the terms and subject to the conditions set forth in the Stipulation.

DEFENDANTS’ POSITION CONCERNING SETTLEMENT

The Individual Defendants have denied and continue to deny that they have committed, threatened, or attempted to commit, any violations of law, or breached any duty owed to Plaintiffs, Medbox, or its shareholders. Without admitting the validity of any allegations or assertions made in any of the Actions, or any liability with respect thereto, however, the Individual Defendants have concluded that it is desirable that the claims against them be settled on the terms reflected in the Stipulation. Further, the Individual Defendants and Medbox are entering into this Settlement because it will eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. In addition, Medbox acknowledges that the Settlement confers substantial benefits on Medbox.

PLAINTIFFS’ATTORNEYS’ FEES AND

EXPENSES AND SERVICE AWARDS FOR PLAINTIFFS

Plaintiffs’ Counsel have not received any payment for work in connection with the Actions, nor been reimbursed for out-of-pocket expenses. Plaintiffs’ Counsel have asked the Court to award them attorneys’ fees and expenses that have been incurred or will be incurred in connection with the Actions in the amount of $300,000 together with the transfer of 2,300,000 shares of Medbox stock (with an estimated value of $230,000, based on a Medbox share price of $0.10 per share at the time that the settlement was reached) from certain of the Individual Defendants (the “Fee and Expense Amount”), which Plaintiffs’ Counsel’ believes is fair and appropriate consideration for the substantial benefits conferred upon Medbox as a result of the prosecution and settlement of the Actions, to be paid by the Individual Defendants and their insurance carriers.

In addition, Plaintiffs’ Counsel may apply to the Court for a service award of up to $1,500 for each of the named Plaintiffs, only to be paid upon Court approval, in recognition of those Plaintiffs’ participation and effort in the prosecution of the various derivative actions (the “Service Awards”). The Service Awards, if approved

NOTICE OF PENDENCY OF ACTION

by the Court, shall be paid to the Plaintiffs from the Fee and Expense Amount.

NOTICE OF HEARING ON PROPOSED SETTLEMENT

A Settlement Hearing will be held on May 16, 2016 at 1:30 p.m., before the Honorable Beverly Reid O’Connell, Courtroom 14, Spring Street Federal Building, 312 North Spring Street, Los Angeles, California, 90012-4701, (or at such a date and time as the Court may direct without further notice), for the purpose of determining: (a) whether the proposed Settlement, as set forth in the Stipulation, should be approved by the Court as fair, reasonable, and adequate to Medbox and its shareholders, including Plaintiffs; (b) whether the Judgment should be entered dismissing the Federal Derivative Actions with prejudice and releasing the Released Persons from the Released Claims; (c) whether the payment of the Fee and Expense Award and Service Awards should be approved; and (d) any other matters that come before the Court.

The Court may adjourn the Settlement Hearing by oral or other announcement at such hearing or any adjournment without further notice of any kind. The Court may approve the Settlement with or without modification, enter the Judgment, and order the payment of the Fee and Expense Amount without further notice of any kind.

THE RIGHT TO BE HEARD AT THE SETTLEMENT HEARING

Any Medbox shareholder may appear and show cause, if he, she, or it has any reason why the Settlement of the Actions embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why the Judgment should or should not be entered hereon, or why the Fee and Expense Amount or Service Awards should not be awarded. To object, the shareholder must: (a) file a written objection, stating the case name and number, Jones v. Marsala, et al., Case No. 2:15-cv-04170-BRO (JEMx), and stating all reasons for the objection; (b) give proof of current ownership of Medbox stock as well as documentary evidence of when such stock ownership was acquired; (c) clearly identify any and all evidence that would be presented at the Settlement Hearing in connection with such objections; and (d) identify any case, by name, court, and docket number, in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three years. Any written objections shall be filed with Clerk of the Court at least fourteen (14) days prior to the Settlement Hearing, at the below address:

CLERK OF THE COURT

Spring Street Federal Building

312 North Spring Street

Los Angeles, CA, 90012-4701

NOTICE OF PENDENCY OF ACTION

and copies of such objections shall be served at the same time upon the following by first-class mail:

Counsel for Plaintiffs:	Counsel for Defendants:

BOTTINI & BOTTINI, INC.	MANATT, PHELPS & PHILLIPS, LLP
Francis A. Bottini, Jr.	Phillip R. Kaplan
7817 Ivanhoe Ave., Suite 102	695 Town Center Drive, 14th Floor
La Jolla, California 92037	Costa Mesa, California
Telephone: (858) 914-2001	Telephone: (714) 371-2500
Facsimile: (858) 914-2002	Facsimile: (714) 371-2550

Any Medbox shareholder wishing to be heard at the Settlement Hearing is required to include a notice of intention to appear at the Settlement Hearing together with his, her, or its written objection.

Any Medbox shareholder who does not make his, her, or its objection in the manner provided in the preceding paragraph of this Notice shall be deemed to have waived such objection and shall forever be foreclosed from: (a) making any objections to the fairness, adequacy, or reasonableness of the Settlement; or (b) making any objections to the fairness and reasonableness of the Fee and Expense Amount or Service Awards.

FURTHER INFORMATION

Further information regarding the Actions and this Notice may be obtained by writing Plaintiffs’ Counsel at the following address: Francis A. Bottini, Jr., BOTTINI & BOTTINI, INC., 7817 Ivanhoe Ave., Suite 102, La Jolla, California 92037.

The pleadings and other records of the Actions as well as the Stipulation filed with the Court may be examined and copied at any time during regular office hours at the Office of the Clerk, Spring Street Federal Building, 312 North Spring Street, Los Angeles, California, 90012-4701. Additionally, the Stipulation, this Notice and certain other settlement related documents may be examined at www.medbox.com.

PLEASE DO NOT TELEPHONE THE COURT OR THE CLERK’S OFFICE

REGARDING THIS NOTICE.

NOTICE OF PENDENCY OF ACTION